UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

1000 Second Avenue, Suite 3320
Seattle, Washington 98104

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2025

Date of reporting period: January 1, 2025 - June 30, 2025

Kavilco Incorporated

Report to Shareholders And Notice of Annual Meeting

2025

June 30, 2025 (unaudited financial statements)

ITEM 1.	HIGHLIGHTS FROM THE 2025 REPORT TO SHAREHOLDERS

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following discussion has been edited so that only letters from the CEO and CFO, shareholder meetings announcements, portfolio, and financial issues from Kavilco's report to shareholders are attached to the N-CSRS. Not included are general photos, general articles, and a listing of deceased original shareholders.

The 52nd Annual Meeting of Shareholders is at The Landing in Ketchikan, Alaska, scheduled on Saturday, November 8, 2025. Registration will take place from 11:00am to Noon in the Sunny Point Room. The Shareholder meeting will be from 1:00pm to 3:00pm. The primary items of business are the approval of the Corporation’s independent public accountants and the election of directors.

Directors who are up for re-election this year are Eleanor Hadden, Director, Laird A. Jones, Director, and Melanie Young, Director; The board recommends re-election of all three members.

“Your Ballot and Proxy Statement will be mailed in October of this year.” If you are not able to attend the Annual Meeting in Ketchikan it is very important that you MAIL YOUR BALLOT IN. We ask that you vote “discretionary” on management’s ballot. We urge you to come to the Annual Meeting of Shareholders. Attendance at the shareholder meetings helps to maintain good communication and understanding.

A Dinner to Commemorate Kavilco’s 52 Years Will Be Held at The Landing, Sunny Point Room in Ketchikan: Saturday, November 8, 2025 in the evening for shareholders, their family, and their guests. Doors will open at 5:30pm. There is no charge for dinner.

Raffle and auction benefiting the Kasaan Haida Heritage Foundation will be held during dinner. If you have any items to donate, or would like to volunteer to help at the auction, please contact Janelle Hyatt at Janelle.Hyatt@kavilco.com

Greetings To Our Shareholders From Your President

Ha’waa for the privilege to serve as your President. I’m grateful to live in Kasaan. Every day, I count my blessings recognizing this is the lands our ancestors and families successfully fought to retain. Because of their vision, foresight, and tenacity, how lucky we all are to be part of Kasaan Village Corporation (KAVILCO).

Below is a summary of recent Kasaan activities:

Board meeting and cultural engagement: The Board of Directors held the July meeting in Kasaan at the Organized Village of Kasaan (OVK) Totem Trail Café/Tribal Hall, where we toured KAVILCO properties, and discussed with the OVK, maintenance plans for N’aay Iwaans/Whale House Totem Park, focusing this year on cleaning and roof repairs. Shareholder and OVK President Mike Jones led the board on a Totem Park tour, similar to the ones he provides to Allen Marine cruise guests, sharing his passion for Haida history and culture. OVK hosted a KAVILCO community potluck, serving fresh crab, shrimp, and halibut. Shareholder Marjorie (Pudgie) Zeman, now Kasaan’s “eldest” elder provided the blessing in Haida and English. Her mother Erma Lawrence would be so proud to see her daughter praying in our language.

Killer Whale pole completion and maintenance: The Killer Whale pole is now complete. With your KHHF donations, we commissioned Master Carver Stormy Hamar to replicate the pole and it is now installed with the original. He did a fantastic job! Ha’waa for your generous donations. Stormy Hamar and board member Eleanor Hadden, provided a maintenance assessment and guidance on maintaining the long house and poles integrity.

Bunkhouse restoration efforts: KAVILCO, OVK, and the City of Kasaan are considering a partnership to submit a grant funding proposal to restore the gray bunkhouse. The restoration will help meet short term housing needs including shareholder visits, and space for Kasaan’s numerous cultural events. Safety has always been a priority, particularly with the aging electrical system. As luck would have it, shareholder George Demmert Jr. who happened to be in Kasaan, provided an informal electrical system assessment and determined repairs could be easily and quickly accomplished. In addition, the gray bunkhouse required a roof repair this winter. Shareholder and Master Carpenter, Louis Jones Jr skillfully addressed the leaks. In 2024, the board solicited a bunkhouse assessment to determine required maintenance, and the report we received will usefully contribute to grant submissions.

Upgrades to KAVILCO double wide: The double wide has been improved for safety and winter weatherization, including deck repairs, ant infestation treatment, new heat pumps with a

$1000 rebate. My husband Chris and I donated the installation of vinyl windows and doors in memory of our eldest son Lee St’aast Christopher Breinig (12/19/88 – 3/13/23) who said he always wanted to live in Kasaan. The double wide is now used for overflow space for board meetings. When the board arrives, Chris and I move into our motor home to provide extra board lodging. As long as our old 1998 motor home holds up, we will continue this practice. Down the road, we envision the double wide as potential short term rental space. Maintaining the double wide and restoring the bunkhouse may make it easier to you and other shareholders to visit Kasaan — a place you can always call home.

Ha’waa,

/s/ Jeane Breinig

Jeane Breinig, President

Greetings To Our Shareholders From Your CFO

The following discussion on the economy and financial markets relates to the first half of this year.

Kavilco’s current portfolio strategy centers around T-Bill investments which are considered to be riskless and provide interest income higher than short-term corporate bonds and stock dividend yields. The downside to the T-Bill strategy are actions from the fed reducing the Federal Fund Rate which in turn, reduces short-term interest rates having a negative effect on Kavilco’s earnings.

Inflation is defined as too much money chasing too few goods and services. This played a part of the high inflation created by the prior administration that flooded the economy with trillions of dollars for various government programs. However, it is the debt that has accumulated over the years that will be highly inflationary.

There will be $28 trillion in Treasury Bonds that will be maturing over the next four years. That is more than 75% of the total $36 trillion of national debt. These bonds were issued when interest rates were substantially lower than they are today. Accordingly, as these bonds mature, they will be re-issued at a higher rate. This is going to be inflationary because the government will have to print more money to pay for the interest expenses along with issuing debt to cover the ever-increasing budget deficit. Given the foregoing, debt at a record high of 120% of GDP, and money supply a record high (money creation is and always a monetary phenomenon), fed chairman Powell is aware of these hidden threats to inflation are justifiable reasons not to reduce short-term interest rates.

To further aggravate this situation, foreign and domestic investors have been backing away from the U.S. Treasury bond market. They see the situation as unsustainable and this is creating deep concern. It has special relevance when you consider government debt is held by foreign investors, especially Japan and China. So far, more than 200 central banks have cut back on their bond investments this year. If this continues, it could result in a big crisis.

The stock market has its own set of issues. Despite all of the up-beat publicity the stock markets receive every day, in the first half of the year stocks have only risen 4% for the Dow Jones Industrials and 5% each for Nasdaq and the S&P 500. It’s interesting that so far Nasdaq is following the same path that it took in the boom bubble days in the 1990’s.

Historically, the stock market is still very expensive. Going back to the turn of the 20th century the stock market is still more overvalued than it was in 1929, prior to the Great Crash. The only time the market was more expensive was in 2000, just before the dot.com bubble burst. So this alone tells us the stock market is near a major high, the upside is limited, and a steep bear market decline could follow.

This has been a very difficult year for the board managing the portfolio. They had to navigate possibility of inflationary pressures from tariffs, declining short-term interest rates, and an extremely over valued stock market. It is very difficult to project what economic events will occur in the second half of the year that will alter the portfolio strategy.

Sincerely,

/s/ Scott Burns

Scott Burns, Chief Financial Officer

Financial Statements (Unaudited) June 30, 2025

The unaudited financial statements for the six months ending June 30, 2025 are included in this report.

The audited financial statements dated December 31, 2024, were posted at www.kavilco.com on February 28, 2025 and will not be duplicated here. A copy of the audited financial statements can be mailed to shareholders by contacting Kavilco’s Corporate Office Manager at info@kavilco.com.

STATEMENT OF ASSETS AND LIABILITIES

KAVILCO INCORPORATED

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2025
ASSETS
Investments in securities, at fair value (cost $33,718,198)	$ 37,941,478
Real estate, at fair value (cost $1,054,089)	8,100,000
Cash and cash equivalents	244,315
Premises and equipment, net	39,956
Software, net	2,945
Dividend receivable	20,721
Prepaid expenses and other assets	184,317
Total assets	$ 46,533,732
LIABILITIES
Accounts payable and accrued expenses	$ 103,798
Dividends payable	215,111
Lease liability	147,678
Total liabilities	466,587
NET ASSETS	$ 46,067,145
Net assets consist of:
Distributable earnings	$ 14,987,955
Net contributed capital	31,079,190
Total net assets	$ 46,067,145
Net asset value per share of Class A and Class B common
stock ($46,067,145 divided by 12,000 shares outstanding)	$ 3,839

KAVILCO INCORPORATED

SCHEDULE OF INVESTMENTS
June 30, 2025
	Principal Amount or Shares	Fair Value
INVESTMENTS IN SECURITIES
U.S. Common Stock 35.5%
American Depository Receipts - 0.2%
Invesco Limited	6,300	$ 99,351
Total American Depository Receipts		99,351

Consumer Discretionary - 0.7%
Genuine Parts Co.	2,700	327,537
Total Consumer Discretionary		327,537

Consumer Staples - 0.1%
Walgreens Boots Alliance, Inc.	3,850	44,198
Total Consumer Staples		44,198

Energy - 0.7%
Chevron Corporation	550	78,755
Kinder Morgan, Inc.	8,919	262,218
Total Energy		340,973

Financials - 9.7%
Blackstone Group, Inc.	3,800	568,404
Diversified Healthcare Trust	6,400	22,912
ELME REIT	7,450	118,455
Hospitality Properties Trust	11,400	27,246
Iron Mountain, Inc.	3,600	369,252
Lamar Advertising Company	4,400	533,984
Prologis, Inc.	5,577	586,254
Realty Income Corp.	8,055	464,048
Stag Industrial Inc.	14,410	522,795
T Rowe Price Group, Inc.	5,300	511,450
Truist Financial Corp.	5,480	235,585
Ventas, Inc.	6,200	391,530
Vornado Realty Trust	3,290	125,810
Total Financials		4,477,725

	Principal Amount or Shares	Fair Value

Health Care - 0.2%
GE Healthcare Technologies, Inc.	1,022	75,700
Solventum Corp.	260	19,718
Total Health Care		95,418

Industrials - 0.4%
Alaska Air Group Inc.	360	17,813
3M Company	1,040	158,329
Total Industrials		176,142

Information Technology - 3.8%
Block, Inc.	220	14,945
Constellation Energy Corp.	2,166	699,098
Intel Corp.	1,040	23,296
Paychex, Inc.	6,925	1,007,310
Paypal Holdings, Inc.	200	14,864
Total Information Technology		1,759,513

Master Limited Partnerships - 0.6%
Energy Transfer Partners LP	10,960	198,705
Sunoco LP	1,240	66,451
Total Master Limited Partnerships		265,156

Materials - 0.2%
Dow, Inc.	3,125	82,750
Total Materials		82,750

Telecommunication Services - 3.7%
AT & T, Inc.	21,570	624,236
Lumen Technologies, Inc.	5,900	25,842
Verizon Communications	22,540	975,306
Warner Brothers Discovery, Inc.	7,153	81,973
Total Telecommunication Services		1,707,357

	Principal Amount or Shares	Fair Value

Utilities - 15.1%
Alliant Energy Corp.	11,900	719,593
American Electric Power, Inc.	6,240	647,462
Dominion Energy, Inc.	3,500	197,820
Eversource Energy	8,481	539,561
NextEra Energy, Inc.	10,680	741,406
Public Service Enterprise Group, Inc.	12,000	1,010,160
Southern Company	14,730	1,352,657
UGI Corp.	4,611	167,933
WEC Energy Group, Inc.	6,840	712,728
Xcel Energy, Inc.	12,770	869,637
Total Utilities		6,958,957
Total U.S. Common Stock (Cost $12,111,797)		16,335,077

Government Debt Securities - 44.7%
United States Treasury Bills, 4.4%, due 7/10/2025	2,000,000	1,997,871
United States Treasury Bills, 4.2%, due 7/15/2025	2,000,000	1,996,731
United States Treasury Bills, 4.2%, due 7/17/2025	1,500,000	1,497,242
United States Treasury Bills, 4.0%, due 8/7/2025	3,000,000	2,988,237
United States Treasury Bills, 4.2%, due 8/12/2025	2,000,000	1,990,246
United States Treasury Bills, 4.3%, due 8/26/2025	3,000,000	2,980,219
United States Treasury Bills, 4.1%, due 9/4/2025	2,000,000	1,985,696
United States Treasury Bills, 4.2%, due 9/11/2025	1,000,000	991,640
United States Treasury Bills, 4.2%, due 9/25/2025	2,200,000	2,178,567
United States Treasury Bills, 4.2%, due 10/9/2025	2,000,000	1,976,985
Total Government Debt Securities (Cost $20,583,434)		20,583,434

Money Market Fund - 2.2%
Principal Deposit Sweep Program 0.12% yield		1,022,967
Total Money Market Fund (Cost $1,022,967)		1,022,967

Other Net Assets - 17.6%
Total Other Net Assets (Cost $587,502)		8,125,667
TOTAL NET ASSETS (Cost $34,305,700)		$46,067,145

KAVILCO INCORPORATED

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2025

Investment Income
Dividends	$ 311,275
Interest	436,373
Total investment income	747,648
Expenses
Salaries and benefits	220,442
Directors' compensation and expenses	125,058
Insurance	45,899
Office and equipment leases	42,650
General and administrative	39,749
Professional fees	36,221
Custodian	4,823
Total expenses	514,842
Net investment income	232,806
Realized Gain and Unrealized Appreciation on Investments
Net realized gain on investments	98,251
Net change in unrealized appreciation on investments	599,023
Total realized gain and unrealized appreciation on investments	697,274
Net operating income	930,080
Other Income and Expense, net	96,860
Net increase in net assets resulting from operations	$ 1,026,940

KAVILCO INCORPORATED

STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2025 and 2024

	June 30, 2025	June 30, 2024
Increase in Net Assets from Operations
Net investment income	$ 232,806	$ 327,723
Net realized gain on investments	98,251	186,993
Net change in unrealized appreciation on investments	599,023	348,947
Other income and expense, net	96,860	96,300

Net increase in net assets resulting from operations	1,026,940	959,963
Dividends and Distributions to Shareholders	(156,000)	(207,600)
Total increase in net assets	870,940	752,363
Net Assets
Beginning of year	45,196,205	42,729,409
End of Six Months (includes undistributed ordinary income
of $3,718,760 and $552,642, respectively)	$ 46,067,145	$ 43,481,772

KAVILCO INCORPORATED

FINANCIAL HIGHLIGHTS

Per share operating performance (for a share of Class A and Class B capital stock outstanding):

	Six Months Ended		Years Ended				
	June 30, 2025	June 30, 2024	2024	2023	2022	2021	2020
Net asset value, beginning of year	$ 3,766	$ 3,561	$ 3,561	$ 3,551	$ 3,924	$ 3,355	$ 3,676
Income from investment and real estate							
Net investment income	20	27	47	45	38	35	42
Net realized and unrealized appreciation (depreciation)							
on investments and real estate	58	45	233	17	(341)	613	(294)
Net other income	8	8	12	23	12	13	19
Net increase (decrease) in net assets resulting from operations	86	80	292	85	(291)	661	(233)
Less dividends and distributions	(13)	(17)	(87)	(75)	(82)	(92)	(88)
Net asset value, end of year	$ 3,839	$ 3,624	$ 3,766	$ 3,561	$ 3,551	$ 3,924	$ 3,355
Total return	2.24%	2.21%	7.75%	2.39%	8.19%	16.85%	(6.94)%
Supplemental Data:							
Net assets, end of period (in thousands)	$ 46,067	$ 43,482	$45,196	$42,729	$42,610	$47,090	$40,260
Ratio to average net assets							
Expenses	1.13%	1.20%	2.44%	2.47%	2.21%	2.18%	2.02%
Net investment income	0.51%	0.76%	1.29%	1.26%	1.00%	0.96%	1.20%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.70%	2.66%	3.28%	4.08%

Note 1. Organization

Kavilco Incorporated ("the Fund") is a village corporation within the Sealaska region organized on November 13, 1973, pursuant to the Alaska Native Claims Settlement Act ("ANCSA") of 1971. Under ANCSA, the Native claims to land in Alaska were settled in exchange for part of the state's land and compensation. Settlement benefits were given to Natives of Alaska villages in the form of ownership shares in village corporations that were organized pursuant to ANCSA. The Fund was organized for the purpose of securing and administering the land and benefits for the Natives of the Kasaan village in Alaska. Contributed capital includes receipts from the U.S. government and the state of Alaska under provisions of ANCSA.

On November 1, 1989, the Fund began to operate as a self-managed, closed end management investment company, as defined by the Investment Company Act of 1940 ("the Act"). The Fund is subject to various restrictions imposed by the Act and the Internal Revenue Code, including restrictions on borrowing, dividend, distribution policies, operations, and reporting requirements. The Fund's investment decisions focus primarily on large-cap dividend equity investments and fixed income investments, are made by management under the direction of the Board of Directors.

Note 2. Significant Accounting Policies

As an investment company, the Fund follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements that affect certain reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Cash and Cash Equivalents

Cash and cash equivalents include cash on deposit with banks. The Fund considers all highly liquid instruments with a maturity of three months or less to be cash equivalents. The Fund has cash balances in excess of federally insured limits.

Valuation of Investments

All investments are recorded at estimated fair value, as described in Note 3.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are computed using the last in, first out (“LIFO”) method. Interest income is recorded on an accrual basis as adjusted for the amortization of discounts and premiums using the effective interest method. Premiums and discounts, including original issue discounts, are amortized for both tax and financial reporting purposes. Dividend income is recorded as of the ex-dividend date. Unrealized gains and losses are included in the Statement of Operations.

Federal Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and Alaska State.

The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute at least 90% of its net investment taxable income to its shareholders. Generally, no federal income tax provision is required for the Fund.

The Fund records a liability, if any, for unrecognized tax benefits resulting from uncertain income tax positions taken or expected to be taken in an income tax return. No liability has been recorded for uncertain tax positions or related interest or penalties as of June 30, 2025.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the payable date. Dividends are generally declared and paid twice a year. Capital gain distributions are generally declared and paid annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.

Directors' Compensation and Expenses

Each member of the Board of Directors receives compensation for each board meeting attended during the year, in addition to a per diem allowance. Directors are also reimbursed for such expenses as accommodation, airfare, and car rental related to Board meetings. In addition to meeting related expenses, the Fund pays for the medical insurance and out-of-pocket expenses of certain directors.

Note 3. Fair Value Measurements

Fair value is defined as an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement determined based on assumptions that market participants would use in pricing an asset or liability. There are three levels that prioritize the inputs used in measuring fair value as follows:

Level 1: Observable market inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2: Observable market inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

Level 3: Unobservable inputs where there is little or no market data, which require the reporting entity to develop its own assumptions.

An asset's or liability's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The following is a description of the valuation methodologies used for assets measured at fair value, including a general description of the asset.

Money Market Funds

Fair value of money market funds is determined using quoted market prices and are categorized in Level 1 of the fair value hierarchy.

U.S Treasury Bills

Investments in U.S. Treasury bills are reported at cost, net of unamortized premiums or discounts. Premiums or discounts are amortized into interest income over the term of the investment using the effective interest rate method. The Fund’s intent is to hold investments to maturity. Consequently, a provision is not made for unrealized gains or losses on these securities. U.S. Treasury Bill are categorized in Level 1 of the fair value hierarchy.

Equity Securities (Common Stock)

Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Real Estate

Real estate represents entitlement to the surface estate of real property, for which no readily available market quotation exists. Fair value of real estate is determined by management based on a Certified Forester's opinion as to the current value and status of the land, along with other factors. Other relevant factors include the lack of commercially viable timber due to previous harvest, amount of capital expenditures required for the future growth of timber, location of the property, recent sales of similar real property in the region and market demand and supply for this type of real property during the valuation process. Real estate is included in Level 3 of the fair value hierarchy.

The following table presents information about the Fund's investments in securities and real estate measured at fair value as of June 30, 2025:

For the six months ended June 30, 2025, there was no realized gain (loss), cost or purchases, proceeds from sales, or transfers in or out of Level 3 at the end of the reporting period.

Note 4. Real Estate

At June 30, 2025, the Fund owns fee title to the surface estate of 22,946 acres of real estate located in southeast Alaska.

As of June 30, 2025, there is no commercially viable timber on the real estate and the Fund has no outstanding timber agreements. The last harvest and sale of timber from this land was in 2001.

The financial statements include real estate valued at $8,100,000 in 2024, the value of which was determined by an independent appraisal. There was no change in the value of the real estate at June 30, 2025, from December 31, 2024.

Note 5. Trading Risk

In the normal course of business, the Fund enters into financial transactions involving instruments where there is risk of potential loss due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk).

Market risk is the potential change in value caused by fluctuations in market prices of an underlying financial instrument. Subsequent market fluctuations may require selling investments at prices that differ from the values reflected on the statement of assets and liabilities. Market risk is directly impacted by the volatility and liquidity in the markets in which financial instruments are traded. The Fund's exposure to market risk may be increased in that a significant portion of its assets may be invested in a relatively small number of investment positions at any one time. Accordingly, appreciation or depreciation in value of investment positions may have a more significant effect on the value of the Fund's portfolio than would be the case in a more diversified or hedged portfolio.

Credit risk is the possibility that a loss may occur due to the failure of the counterparty to perform according to the terms of a contract. The Fund's exposure to credit risk associated with counterparty nonperformance includes cash deposits that may exceed applicable insurance limits. The Fund seeks to control such credit risk by maintaining deposits with only high-quality financial institutions and trading exchange traded financial instruments, which generally do not give rise to significant counterparty exposure due to the requirements of the individual exchanges.

Catastrophe – Force Majeure Risk

The occurrence of catastrophic events (such as hurricanes, earthquakes, pandemics, such as COVID-19, acts of terrorism and other catastrophes) could adversely affect the values recorded in the Fund's financial statements.

Note 6. Investment Transactions

Purchases of investment securities (U.S. treasury bills) aggregated $15,508,419 for the six-month period ended June 30, 2025, and sales and maturities of investment securities (consisting of common stock and U.S. treasury bills) aggregated $13,057,192 for the six-month period ended June 30, 2025.

The U.S. federal income tax basis of the Fund's investments is the same as for financial reporting purposes. The gross unrealized appreciation and gross unrealized depreciation for U.S. federal income tax purposes is $6,253,860 and $2,030,580, respectively, as of June 30, 2025.

Note 7. Premises and Equipment

The following is a summary of premises and equipment at June 30, 2025:

Building	$ 212,200
Furniture, fixtures, and equipment	28,981
241,181
Less accumulated depreciation	(201,225)
$ 39,956

All assets are recorded at cost less accumulated depreciation. Depreciation is computed on the method over the estimated useful lives of the related assets, which range from 3 to 15 years. Depreciation expense recorded during the six months ended June 30, 2025 was $1,168.

Note 8. Software

The Fund has capitalized costs associated with the purchase of software for internal use. These costs are amortized over their estimated useful lives, estimated at 5 years. Amortization expense is included in general and administrative expense.

During the six months ended June 30, 2025, the Fund capitalized software costs of $2,995.  Amortization expense for the six months ended June 30, 2025, was $50.

Note 9. Lease Obligation

The Fund leases office space under a non-cancellable operating lease agreement, which terminates September 30, 2028. Pursuant to the lease agreement, the Fund paid a lease deposit of $3,528 which will be credited to last month's rent. The discount rate for the office lease is 1.76% and cash paid for the six-month period ended June 30, 2025, was $21,720. The right of use asset amounting to $142,105 at June 30, 2025, is included in prepaid expenses and other assets. The lease liability at June 30, 2025, is $147,678, of which the current portion is $42,065 and the non-current portion is $105,613. Future minimum lease commitments under this non-cancelable operating lease are as follows:

Rent expense for the six months ended June 30, 2025, was $26,097.

Note 10. Net Assets

Upon organization of the Fund, 100 shares of common stock (Class A) were issued to each qualified shareholder enrolled in the Fund pursuant to ANCSA. The Fund utilized a roll comprising 120 Alaska Natives eligible to receive stock certificates as certified by the U.S. Secretary of the Interior. Under the provisions of ANCSA, stock dividends paid or other stock grants are restricted, and the stock may not be sold, pledged, assigned, or otherwise alienated, except in certain circumstances by court decree or death, unless approved by a majority of the shareholders. The stock carries voting rights only if the holder hereof is an eligible Alaska Native. Nonvoting common stock (Class B) is issued to non-Native persons who inherit stock or are gifted stock.

The Fund's capital structure is as follows:

Common stock:

Class A, no par value - Authorized, 1,000,000 shares; issued and outstanding, 10,278.53 shares

Class B, no par value - Authorized, 500,000 shares; issued and outstanding, 1,721.47 shares

Note 11. Dividends and Distributions to Shareholders

On March 7, 2025, a distribution of $13.00 per share was declared. The dividend was paid on March 24, 2025, to shareholders of record on March 7, 2025.

The tax character of dividends and distributions paid during the six months ended June 30, 2025, and the years ended December 31, 2024, and 2023 were as follows:

As of June 30, 2025, and the years ended December 31, 2024, and 2023, the components of distributable earnings on a tax basis were as follows:

Note 12. Schedule of Investments

Investments are categorized by type, country, and industry. The industry category represents management's belief as to the most meaningful presentation of the classification of the principal business of the investees. The percentage of net assets is computed by dividing the fair value of each category by net assets.

Note 13. Pension Plan

Employees of the Fund are covered by a defined contribution pension plan. The Fund contributes 20% of each participant's compensation to the plan. The Fund's contributions during the six months ended June 30, 2025, totaled $28,283.

Note 14. Other Income and Expense

The Fund earned income of $87,600 for the six months ended June 30, 2025, as a result of ANCSA Section 7(i), which requires regional corporations to distribute 70% of any net revenues derived from timber resources and the subsurface estate to other regional corporations, which then redistribute under Section 7(j) 50% of such amounts to the village corporations and at large shareholders.

Other income also includes $9,260 of lease and rental income for the six months ended June 30, 2025.

Officers and Directors

Jeane Breinig, President

Marie K. Miller, Vice President

Laird A. Jones, Secretary

Scott Burns, Chief Financial Officer

Ramona Hamar, Director

Kenneth Gordon, Director

Melanie Young, Director

Frederick O. Olsen, Jr., Director

Eleanor Hadden, Director

Janelle Hyatt, Director

Distributions to Shareholders
1980 INITIAL DISTRIBUTION	$3,000,000
1981 Debenture	1,200,000
1981 Alaska Native Fund	283,282
1982 Debenture	1,200,000
1983 Alaska Native Fund	69,940
1983 Debenture	1,200,000
1984 Debenture	1,200,000
1984 Dividend	120,000
1985 Debenture	1,200,000
1986 Dividend	120,000
1986 Debenture	1,200,000
1987 Debenture	1,200,000
1987 Property Dividend	236,066
1987 Dividend	120,000
1988 Debenture	1,200,000
1989 Debenture	1,200,000
1989 Dividend	240,000
1990 Debenture	1,200,000
1990 Dividend	600,000
1991 Dividends	1,080,000
1992 Dividends	960,000
1993 Dividends	1,214,400
1994 Dividends	1,248,300
1995 Dividends	1,728,000
1996 Dividends	1,927,000
1997 Dividends	1,992,000
1998 Dividends	1,956,003
1999 Dividends	2,027,167
2000 Dividends	1,811,000
2001 Dividends	1,932,000
2002 Dividends	1,764,000
2003 Dividends	1,650,000
2004 Dividends	1,215,000
2005 Dividends	1,009,200
2006 Dividends	1,065,000
2007 Dividends	1,188,001
2008 Dividends	1,140,000
2009 Dividends	1,236,000
2010 Dividends	1,032,000
2011 Dividends	1,080,000
2012 Dividends	1,085,899
2013 Dividends	1,369,200
2014 Dividends	1,239,240
2015 Dividends	1,284,000
2016 Dividends	1,260,000
2017 Dividends	1,200,000
2018 Dividends 2019 Dividends	972,000 1,356,000
2020 Dividends	1,056,000
2021 Dividends	1,104,001
2022 Dividends	984,000
2023 Dividends 2024 Dividends 2025 Dividends	900,000 1,047,600 156,000
Total Distributions	$62,058,299
Per 120 Original Shareholders	$517,152

ITEM 2. CODE OF ETHICS.

Kavilco adopted a code of ethics on January 29, 1990. The code of ethics was amended on May 9, 2008 and is available on the registrant's website at: www.kavilco.com.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Kavilco Incorporated is subject to the Alaska Native Claims Settlement Act (Act). Pursuant to the Act, Kavilco’s stock and dividends may not be sold, pledged, subjected to a lien or judgment execution, assigned in present or future, or otherwise alienated, except pursuant to court decree of separation or child support. However, the stock can be gifted to a relative provided the recipient is a descendant of an Alaska Native.

The Chief Financial Officer has no control over the financial records of the corporation. The Corporate Office Manager maintains the accounting records. Monthly, an independent accountant performs various reconciliations and adjusting journal entries on the corporate books and records.

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statements and various CPA correspondence with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts. The only contentious financial issue that Kavilco has had to deal with since becoming an Investment Company involves the evaluation of our land holdings in Alaska. After a two-year battle with our previous auditors, PricewaterhouseCoopers, and pressure by the Security Exchange Commission, the board relented and increased the value of our land holdings. The CFO opposed this action because it served no practical purpose.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco’s stock cannot be publicly traded and we do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

Kavilco has never been involved in financial deceit. This superior track record can only be attributable to the excellent oversight of an active and knowledgeable board of directors. Accordingly, Kavilco does not have an audit committee or a financial expert as defined by the SEC.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the period covering the fiscal years ended December 31, 2024 and 2023, Fortune CPA performed the following professional services.

	2024	2023
Audit fees	$35,020	$35,020
Audit related fees	$2,500	$2,500
Tax fees	$37,520	$37,520

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Kavilco is a privately held registered investment company, and accordingly is not subject to the Securities Act of 1933.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors adopted the following proxy voting policy during the November 12, 2021 board meeting.

Kavilco Incorporated Minutes November 12, 2021: Proxy Voting Policies

The SEC has put forward a proposal to change the requirements for the N-PX filing, which is a recording of proxy voting done by Kavilco for each stock that it owns from July 1 to June 30 every year. This is already one of Kavilco's most time-consuming filings with the SEC. The proposed changes would double the time that it currently takes to file the N-PX.

As this is not mandatory that Kavilco vote proxies for each stock, each year, the CFO of Kavilco proposed that Kavilco only vote the proxy for the stocks Kavilco owns when there is a special circumstance, such as a merger, to vote on.

The board discussed this proposal and determined that Kavilco could not hire additional staff to complete this task, and that any additional work on this filing would be unreasonable.

A motion was passed to allow staff to file the N-PX with the SEC only when there is a merger or other special circumstance as determined by the CFO.

Date: November 12, 2021

/s/ Louis A. Thompson
Louis A. Thompson, President

/s/ Laird A. Jones
Laird A Jones,, Secretary

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This disclosure requirement is not applicable to registrant .

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The Alaska Native Claims Settlement Act (ANCSA), which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock was given to its shareholders. It can only be transferred by court decree or gifting to a blood relative and cannot be sold or used as collateral. There is no provision in the ANCSA regulations for repurchase of shares.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No matters were voted on by shareholders during the period covered by this report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s President/Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the fourth fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

This item is not applicable to Kavilco Incorporated as we do not lend securities.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
13 (a) (1)	Certification of President and Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Kavilco Incorporated

By:	/s/ Jeane Breinig
Jeane Breinig
President

Date: August 29, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: August 29, 2025

CERTIFICATIONS

I, Scott Burns, and I, Jeane Breinig certify that:

1. I have reviewed this report on Form N-CSR of Kavilco Incorporated;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

(d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

By:	/s/ Jeane Breinig
Jeane Breinig
President

Date: June 30, 2025

By:	/s/ Scott Burns
Scott Burns
Chief Financial Officer

Date: June 30, 2025